UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Xcel Energy Inc. (the Company) held its 2017 annual meeting of shareholders on May 17, 2017. At the meeting shareholders:

•	elected all 12 directors nominated by the Board of Directors;

•	approved, on an advisory basis, the frequency of advisory vote on executive compensation to be every year;

•	approved, on an advisory basis, the Company’s executive compensation as set forth in the 2017 proxy statement;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017; and

•	did not approve a shareholder proposal presented at the meeting on the separation of the roles of Chairman and Chief Executive Officer.

Set forth below are the final voting results for each of the proposals.

Proposal 1 — Election of Directors

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Gail K. Boudreaux	369,446,871	4,520,876	1,082,649	64,896,133
Richard K. Davis	350,003,269	23,049,234	1,997,892	64,896,133
Ben Fowke	366,599,487	5,935,802	2,515,106	64,896,133
Richard T. O’Brien	371,117,538	2,805,075	1,127,784	64,896,133
Christopher J. Policinski	371,301,455	2,722,025	1,026,916	64,896,133
James T. Prokopanko	371,011,209	2,933,735	1,105,452	64,896,133
A. Patricia Sampson	361,422,322	10,679,047	2,949,027	64,896,133
James J. Sheppard	371,024,396	2,896,645	1,129,356	64,896,133
David A. Westerlund	370,364,224	3,503,105	1,183,068	64,896,133
Kim Williams	371,166,042	2,843,741	1,040,614	64,896,133
Timothy V. Wolf	370,336,609	3,595,145	1,118,643	64,896,133
Daniel Yohannes	370,876,063	3,052,957	1,121,377	64,896,133

Proposal 2 — Advisory vote on frequency of advisory vote on executive compensation.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
327,490,929	2,412,684	42,694,956	2,451,319	64,896,641

Proposal 3 — Advisory vote on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
357,072,428	14,912,975	3,064,484	64,896,641

Proposal 4 - Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017.

Votes For	Votes Against	Votes Abstained
428,418,699	9,481,746	2,046,085

Proposal 5 — Shareholder proposal on the separation of the role of the Chairman and Chief Executive Officer.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
70,225,757	301,293,488	3,530,643	64,896,641

As shown above, the Company’s shareholders voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company's named executive officers every year. Based on these results and consistent with the previous recommendation and determination of Xcel Energy’s Board of Directors, Xcel Energy will hold non-binding advisory votes on executive compensation on an annual basis until the next vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2017	Xcel Energy Inc. (a Minnesota corporation)

/s/ Judy M. Poferl
Judy M. Poferl
Senior Vice President, Corporate Secretary and Executive Services